UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09156

PROACTIVE Asset Allocation Funds

(Exact name of registrant as specified in charter)

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Address of principal executive offices)

(Zip code)

Jeffrey J. Unterreiner, Chairman and President

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (314)561-0100

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The OPTI-flex ® DYNAMIC Fund

Annual Report

December 31, 2002

February 20, 2003

Dear Fellow Shareholders:

2002 was certainly a challenging year in the financial markets.  I became a portfolio manager for a portion of the Fund on February 28, 2002 as the Fund pursued a multiple manager approach through August.  In August, we changed our strategy to an asset allocation based strategy, and I became sole portfolio manager.  I cannot comment significantly on the performance prior to August, except to say that we did outperform our benchmark, the Dow Jones World Stock Index.  Following is a chart showing our performance in comparison to other popular averages, and a graph against the Dow Jones World Stock Index.

OPTI-flex® DYNAMIC Fund

- 11.59%

Dow Jones World Stock Index

- 20.46

S&P 500 Stock Index

- 22.10

NASDAQ Composite Index

- 31.53

(chart inserted)

Again, we primarily use 5 strategies in the Fund to achieve our investment objective.  Following is a summary of these strategies, how they have performed recently, and my outlook for 2003.

High Yield Bonds: Our bond allocation has favored high yield funds recently.  While the price of our Pioneer High Yield Fund was off slightly in the second half of 2002, the high yield more than made up for the loss.  I would expect high yield bonds to outperform in 2003 as yield spreads narrow in comparison to treasury bonds.

Value Investing: Our value positions held up much better than the market during most of the decline.  We also haven't had quite as much gain in the recent advance.  I would expect "value funds" to outperform for 2003 as investors returning to the stock market look for stable companies with consistent earnings and low debt obligations.

Short-Term Trading: We have been fairly fully invested in our stock position for most of the second half of 2002.  We have concentrated our investment in "value funds," and in Emerging Market equities.  While we were a bit early, I am optimistic about these areas of the market for 2003.

Focused Growth: Our growth positions fell roughly in line with the market in the third quarter, and rebounded well in the fourth quarter.  We expect significant volatility from this part of the portfolio, but hope that the managers we select can outperform the market through a full market cycle.

Long-Short Funds: These funds make money more from picking one group of stocks that will outperform another rather than from the direction of the market.  Our long-short funds held up well during the decline, but did lose a little ground in the last half of 2002.

I have been Chairman of the Fund since its inception (September 30, 1996), and appreciate your confidence in holding on to your investment in this difficult time.  If you have any questions about recent changes in the operation of the Fund, please feel free to call me toll-free at 888-776-2284.

Sincerely,

/s/Jeffrey J. Unterreiner

Jeffrey J. Unterreiner

Portfolio Manager

OPTI-flex® DYNAMIC Fund

Average Annual Total Returns

Periods Ending 12/31/2002

One year

-11.59%

Five year

-  6.23%

Since Inception

-  3.79%

(9/30/1996)

Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS

December 31, 2002

	SHARES	VALUE
REGISTERED INVESTMENT COMPANIES - 92%
Aegis Value Fund	22,681	$ 287,146
Templeton Developing Markets Fund	22,703	227,031
Pioneer High Yield Fund	20,803	201,790
FBR Small Cap Financial Fund	7,926	192,287
RBB Boston Partners Long/Short Equity Fund	11,479	169,780
Scudder-Dreman High Return Equity Fund	5,209	154,076
Dreyfus Premier Emerging Markets Fund	13,726	152,222
Ameristock Focused Value Fund #	6,947	123,938
Scudder-Dreman Small Cap Value Fund	5,500	101,481
Caldwell & Orkin Market Opportunity Fund	5,301	98,276
Templeton Global Long-Short Fund #	7,957	80,044
Franklin Small Cap Value Fund	3,219	74,163
Franklin Balance Sheet Investments Fund	6	228
Flex-funds Money Market Fund	1	1

TOTAL REGISTERED INVESTMENT COMPANIES
(Cost $1,942,537)		1,862,463

PRIVATE PLACEMENT - 10%
Thermosurgery Technologies #	100,000	195,000

TOTAL PRIVATE PLACEMENT
(Cost $195,000)		195,000

TOTAL INVESTMENTS - 102%
(Cost $2,137,537)		2,057,463

LIABILITIES LESS OTHER ASSETS - 2%		(39,325)

TOTAL NET ASSETS - 100%	$ 2,018,138

# Represents non-income producing security

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets:
Investments, at value (cost $2,137,537)	$2,057,463
Receivable for investments sold	19,850
Interest receivable	42
Receivable from advisor	7,351
Prepaid expense and other assets	16,028
Total Assets	2,100,734
Liabilities:
Payable to custodian for cash overdraft	31,408
Payable for underwriter commissions	39
Dividends payable	11,946
Payable for capital shares redeemed	1,245
Distribution fees payable	5,635
Shareholder services fees payable	1,133
Other accrued liabilities	31,190
Total Liabilities	82,596
Net Assets	$ 2,018,138
Components of Net Assets:
Capital	$10,593,354
Accumulated undistributed net realized gains (losses) from investment transactions	(8,495,142)
Net unrealized appreciation (depreciation) of investments	(80,074)
Total Net Assets	$2,017,338
Capital Stock Outstanding	442,090

Net Asset Value - Offering and Redemption* Price Per Share	$4.56

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

Investment Income:
Dividends	$43,612
Interest	11,290
Total Investment Income	54,902

Fund Expenses:
Advisor fees	46,505
Distribution expense	46,505
Shareholder service fee	15,502
Transfer agent and accounting fees	36,823
Trustee fees	23,360
Administrative fees	19,869
Registration and filing fees	17,444
Audit fees	16,780
Custodian fees	17,858
Insurance expense	7,916
Other expenses	5,110
Total Expenses	253,672

Expenses voluntarily reimbursed by Advisor	(104,559)
Distribution expenses reimbursed	(13,052)

Net Expenses	136,861

Net Investment Income (Loss)	(81,159)

Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(1,821,341)
Net realized gains from distributions of realized gains by other investment companies	7,798

Net change in unrealized appreciation (depreciation) of investments	826,593
Net Realized and Unrealized Gains (Losses) from Investments	(986,950)

Net Change in Net Assets Resulting from Operations	$(1,068,109)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) In Net Assets:

Operations:
Net investment income (loss)	$(81,159)	$114,040
Net realized gains (losses) from investment transactions and distributions of realized gains by other investment companies	(1,813,543)	(3,941,764)
Net change in unrealized appreciation (depreciation) of Investments	826,593	60,622
Net Change in Net Assets Resulting from Operations	(1,068,109)	(3,767,102)

Dividends and Distributions to Shareholders:
From net investment income	(338,557)	(3,075)
From net realized gains	---	(306,936)
Net Change in Net Assets Resulting from Dividends and Distributions to Shareholders	(338,557)	(310,011)

Capital Transactions:
Proceeds from shares subscribed	3,296,919	502,460
Reinvestment of dividends	326,611	306,758
Cost of shares redeemed	(9,159,656)	(2,153,336)
Net Change in Net Assets Resulting from Capital Transactions	(5,536,126)	(1,344,118)

Total Change In Net Assets	(6,942,792)	(5,421,231)

Net Assets - Beginning of Period	8,960,930	14,382,161

Net Assets - End of Period	$2,018,138	$8,960,930

Accumulated undistributed (distributions in excess of) net investment income	$---	$338,557

Share Transactions:
Subscribed	538,198	62,491
Reinvested	71,625	49,557
Redeemed	(1,614,323)	(273,061)

Net Change in Shares Outstanding	(1,004,500)	(161,013)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Net Asset Value, Beginning of Period	$6.19	$8.95	$15.80	$10.46	$9.75

Investment Operations:
Net investment income (loss)	0.49	0.07*	(0.18)*	(0.20)	(0.06)
Net gains (losses) from investments (realized and unrealized)	(1.21)	(2.61)	(4.46)	5.54	0.77
Total	(0.72)	(2.54)	(4.64)	5.34	0.71

Distributions:
From net investment income	(0.91)	--	(0.62)	--	--
From net realized gains	--	(0.22)	(1.59)	--	--
Total	(0.91)	(0.22)	(2.21)	--	--

Net Asset Value, End of Period	$4.56	$6.19	$8.95	$15.80	$10.46

Total Return (excludes redemption charge and assumes reinvestment of distributions):	-11.59%	-28.36%	-29.36%	51.05%	7.28%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,018	$8,961	$14,382	$18,746	$12,791
Ratio of expenses to average net assets(1)	2.19%	1.23%	2.32%	2.39%	2.35%
Ratio of net investment income (loss) to average net assets(1)	-1.31%	0.97%	-1.36%	-1.69%	- 0.56%
Ratio of expenses to average net assets, before reimbursements and voluntary fee reductions(1)	4.09%	3.06%	2.52%	2.96%	2.99%

Portfolio turnover rate	2077.74%	957.96%	1915.88%	1011.63%	1574.17%

(1) These ratios exclude the expenses of the registered investment companies in which the Fund invests.

*Per share amounts were calculated using the average share method.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.  The OPTI-flex(r) DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996.  The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.  The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.  Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of investments.  Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices.  Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price for yield equivalent as obtained from dealers who make markets in such securities.  When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity.  Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

The illiquid security held by the Fund is not readily valued by market quotations.  Accordingly, its fair value is determined in good faith by the Board of Trustees.  This practice will continue throughout the period these securities remain illiquid and/or restricted and are retained in the Fund's portfolio.

Repurchase agreements.  The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of December 31, 2002, the Fund was not invested in any repurchase agreements.

Federal income taxes.  It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to shareholders.  Dividends to shareholders are recorded on the ex-dividend date.  The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Permanent differences identified in the period ended December 31, 2002, have been reclassified among the components of net assets as follows:

Capital	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses
$(52,508)	$81,159	$(28,651)

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Other.   The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations, were $114,598,060 and $121,719,129 respectively.

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $2,185,899 and net unrealized depreciation for U.S. Federal income tax purposes was $128,436 (gross unrealized appreciation $3,037; gross unrealized depreciation $131,473).

3.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services.  For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million and 0.65% of average net assets exceeding $500 million.

During the year ended December 31, 2002, the Advisor voluntarily reimbursed expenses totaling $104,559 so that total expenses of the Fund would not exceed 2.40% of average daily net assets.  To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the Advisor to continue to provide fee reimbursements.  The Advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor").  Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares.  Additionally, the Fund has adopted a Service Plan with the Distributor.  Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.  During the year ended December 31, 2002, distribution expenses were reduced by $13,052 due to reimbursements.

For the year ended December 31, 2002, the Distributor received $2,464 in sales commissions from the sale of the Fund's shares.  The Distributor also received $3,600 of contingent deferred sales charges relating to redemptions of the Fund's shares.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor and currently own 6% of the capital stock outstanding.

The Fund paid a dividend, characterized for tax purposes as ordinary income, of $326,643 during the year ended December 31, 20021.

As of December 31, 2002, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Loses)	Unrealized Appreciation/Depreciation)[2]	Total Accumulated Earnings/(Deficit)
$11,946	$(11,946)	$(8,446,780)	$(128,436)	$(8,575,216)

For federal income tax purposes, the Fund had a capital loss carryforward of $8,446,780 [of which $5,108,687 and $3,338,093 expire in 2009 and 2010, respectively] as of December 31, 2002, which is available to offset future capital gains, if any.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

1  Total dividends paid may differ from the amounts reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2 The difference between book- and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

END OF NOTES TO FINANCIAL STATEMENTS

OTHER INFORMATION REGARDING TRUSTEES AND OFFICERS  (unaudited)

The Board of Trustees oversees the management of the Trust and the Fund and elects its officers.  The officers are responsible for the Fund's day-to-day operations.  The Trustees' and officers' names, addresses, years of birth, positions held with Trust, and length of service as a PROACTIVE Asset Allocation Funds Trustee are listed below.  Also included is each Board member's principal occupation during, at least, the past five years.  Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

Name, Address[1] Year of Birth	Position and Length of Service[2]	Principal Occupation During Past Five Years
Jeffrey J. Unterreiner* Year of Birth: 1969	Trustee/Chairman and President since 1996	President, PROACTIVE Financial Services, Inc. since October 1994; Representative/Portfolio Manager PROACTIVE Money Management, Inc. since July 1991
C. Martin Unterreiner* Year of Birth: 1940	Trustee/Vice-President from 1996 through December 31, 2002	President and Chairman of the Board, PROACTIVE Money Management, Inc. since January 1980
Henry J. Bingham Year of Birth: 1931 (deceased October, 2002)	Trustee since 1996	Executive Managing Director, Van Eck Associates Corp., an investment advisor since 1984.
Raymopnd E. Doerr Year of Birth: 1922	Trustee since 1996	Retired November 1982 as an Engineering Director for Monsanto Company, a chemical company.
Arnold D. Tennant Year of Birth: 1940	Trustee since 1996	President, Tennant Capital Management, Inc., an investment advisor, since May 1996; Representative, Clearing Services of America, a broker-dealer, from May 1996 to March 1999.

1 The address of each Trustee is 21 Hawk Ridge Circle, Lake Saint Louis, MO  63367.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Jeffrey J. Unterreiner is deemed an "interested person" of the Trust by virtue of his position as President of PROACTIVE Financial Services, Inc., the Distributor and Investment Advisor of the Trust.  C. Martin Unterreiner is no longer affiliated with PROACTIVE Financial Services, Inc.

Independent Auditors' Report

The Shareholders and Board of Trustees of

The PROACTIVE Asset Allocation Funds - the OPTI-flex(r) DYNAMIC Fund

We have audited the accompanying statement of assets and liabilities of The OPTI-flex(r) DYNAMIC Fund (the Fund), including the portfolio of investments, as of December 31, 2002, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein.  These financial statements and the financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

KPMG  LLP

Columbus, Ohio

February 21, 2003

Item 2.  Code of Ethics.   Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3.  Audit Committee Financial Expert. Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.  Reserved

Item 9.  Controls and Procedures.  Not applicable to Reports for the period ended December 31, 2002.

Item 10.  Exhibits.  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROACTIVE Asset Allocation Funds

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 10, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 10, 2003

By /s/Tonjua G. Donnelly

     Tonjua G. Donnelly

     Treasurer

Date March 10, 2003